                                                                     Exhibit (q)

                                Power of Attorney
                                -----------------

         The undersigned Directors of The Prudential Series Fund, Inc. hereby constitute, appoint and authorize Jonathan D. Shain as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ David R. Odenath, Jr.
-------------------------
David R. Odenath, Jr.
Chairman & Director

/s/ Robert F. Gunia
-------------------
Robert F. Gunia
Vice President & Director

/s/ Grace C. Torres
-------------------
Grace C. Torres
Treasurer and Principal Financial
and Accounting Officer

/s/ Judy A. Rice
----------------
Judy A. Rice
Vice President & Director



Dated:  May 21, 2001

                                Power of Attorney
                                -----------------

     The undersigned Directors of The Prudential Series Fund, Inc. hereby constitute, appoint and authorize Jonathan D. Shain as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ Eugene C. Dorsey                            /s/ Stephen P. Munn
--------------------                            -------------------
Eugene C. Dorsey, Director                      Stephen P. Munn, Director

/s/ Saul K. Fenster                             /s/ Richard A. Redeker
-------------------                             ----------------------
Saul K. Fenster, Director                       Richard A. Redeker, Director

/s/ Delayne Dedrick Gold                        /s/ Robin B. Smith
------------------------                        ------------------
Delayne Dedrick Gold, Director                  Robin B. Smith, Director

/s/ Maurice T. Holmes                           /s/ Stephen Stoneburn
---------------------                           ---------------------
Maurice T. Holmes, Director                     Stephen Stoneburn, Director

/s/ Robert E. La Blanc                          /s/ Nancy H. Teeters
----------------------                          ---------------------
Robert E. La Blanc, Director                    Nancy H. Teeters, Director

/s/ Douglas H. McCorkindale                     /s/ Louis A. Weil
---------------------------                     -----------------
Douglas H. McCorkindale, Director               Louis A. Weil, III, Director

/s/ W. Scott McDonald, Jr.                      /s/ Joseph Weber
-------------------------                       ----------------
W. Scott McDonald, Jr., Director                Joseph Weber, Director

/s/ Thomas T. Mooney                            /s/ Clay T. Whitehead
--------------------                            ---------------------
Thomas T. Mooney, Director                      Clay T. Whitehead, Director

Dated:  May 21, 2001